                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 09, 1998
                    Capita Equipment Receivables Trust 1997-1


       A New York               Commission File              I.R.S. Employer
       Corporation               No. 333-34793               No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Items. 5 Other

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date: November 9, 1998    Payment Date:   November 16, 1998
Collection Period:  October 31, 1998


I.     Information Regarding the Contracts

1.  Contract Pool Principal Balance
    a.  Beginning of Collection Period                        $ 804,815,740.33
    b.  End of Collection Period                              $ 775,700,165.98
    c.  Reduction for Collection Period                       $  29,115,574.35
2.  Delinquent Scheduled Payments
    a.  Beginning of Collection Period                        $  10,860,242.20
    b.  End of Collection Period                              $  11,635,322.83
3.  Liquidated Contracts
    a.  Number of Liquidated Contracts
        with respect to Collection Period                                  293
    b.  Required Payoff Amounts of Liquidated Contracts       $   2,281,294.51
    c.  Total Reserve for Liquidation Expenses                $        --
    d.  Total Liquidation Proceeds Received                   $     589,398.12
    e.  Liquidation Proceeds Allocated to Owner Trust         $     545,855.52
    f.  Liquidation Proceeds Allocated to Depositor           $      43,542.60
    g.  Current Realized Losses                               $   1,735,438.99
4.  Prepaid Contacts
    a.  Number of Prepaid Contracts with respect
        to Collection Period                                               422
    b. Required Payoff Amounts of Prepaid Contracts           $   3,218,958.15
5.  Purchased Contracts (by TCC)
    a.  Number of Contracts Purchased by TCC with
        respect to Collection Period                                         0
    b.  Required Payoff Amounts of Purchased Contracts        $              -

6. Delinquency Status of Contracts (End of Collection Period)


                                                                             % of Aggregate
                         Number of         % of        Aggregate Required   Required Payoff
                         Contracts       Contracts       Payoff Amounts         Amounts
                        -----------     -----------   -------------------- ------------------
a. Current                61,685          92.73%          733,102,698.81           93.11%
b. 31-60 days              2,539           3.82%           30,926,187.61            3.93%
c. 61-90 days              1,005           1.51%           10,401,843.71            1.32%
d. 91-120 days               541           0.81%            5,181,978.97            0.66%
e. 120+ days                 748           1.12%            7,722,779.71            0.98%
f. Total                  66,518         100.00%          787,335,488.81          100.00%


7. Historical Delinquency Experience with Respect to Contracts



                          % of                  % of                 % of                      % of
                        Aggregate             Aggregate            Aggregate                Aggregate
                     Required Payoff       Required Payoff      Required Payoff          Required Payoff
                        Amounts                Amounts               Amounts                 Amounts
  Collection
   Periods         31-60 Days Past Due     61-90 Days Past Due   91-120 Days Past Due    120+ Days Past Due
-------------     ---------------------   --------------------  ----------------------  ---------------------
   10/31/98                3.93%                 1.32%                 0.66%                     0.98%
   09/30/98                3.98%                 1.18%                 0.62%                     0.94%
   08/31/98                3.34%                 1.23%                 0.53%                     0.60%
   07/31/98                3.28%                 1.12%                 0.52%                     0.85%
   06/30/98                2.76%                 1.14%                 0.58%                     0.81%
   05/31/98                3.63%                 1.12%                 0.61%                     0.75%
   04/30/98                3.46%                 1.03%                 0.63%                     0.69%
   03/31/98                3.30%                 1.26%                 0.51%                     0.63%
   02/28/98                6.09%                 1.42%                 0.59%                     0.52%
   01/31/98                3.34%                 0.96%                 0.41%                     0.26%
   12/31/97                3.17%                 0.86%                 0.36%                     0.01%
   11/30/97                2.89%                 0.49%                 0.00%                     0.00%





8. Historical Loss Experience With Respect to Contracts

                                            Collection      3 Collection    6 Collection Periods    Cumulative Since
                                              Period       Periods Ending         Ending              Cut-off Date
                                            October-98       October-98         October-98
                                           ------------   ---------------- ----------------------  -------------------
a.  Number of Liquidated Contracts                 293               802               1,561                 2,303
b.  Number of Liquidated                         0.387%            1.060%              2.063%                3.044%
    Contracts as a Percentage
    of Initial Contracts
c.  Required Payoff Amounts of
    Liquidated Contracts                  2,281,294.51      7,597,052.24      15,755,193.40          22,610,761.35
d.  Liquidation Proceeds Allocated
    to Owner Trust                          545,855.52      1,312,649.04       2,146,566.25           2,769,059.78
e.  Aggregate Current Realized
    Losses                                1,735,438.99      6,284,403.20      13,608,627.15          19,841,701.57
f.  Aggregate Current Realized
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance                            0.151%            0.548%             1.187%                 1.730%


II. Information Regarding the Securities

1. Summary of Balance Information


                                              Principal Balance as of Class Factor as of Principal Balance as of Class Factor as of
         Class                         Coupon     November 16, 1998    November 16, 1998  October 15, 1998        October 15, 1998
                                        Rate       Payment Date           Payment Date       Payment Date           Payment Date
        ------                        ------- ----------------------- ------------------- ---------------------- -------------------
a.  Class A-1 Notes                   5.790000    $            0.00          0.00000       $             0.00           0.00000
b.  Class A-2 Notes                   6.030000    $  201,072,658.39          0.79791       $   226,562,023.12           0.89906
c.  Class A-3 Notes                   6.120000    $  153,000,000.00          1.00000       $   153,000,000.00           1.00000
d.  Class A-4 Notes                   6.190000    $  261,210,000.00          1.00000       $   261,210,000.00           1.00000
e.  Class A-5 Notes                   5.533590    $   68,822,830.42          0.65546       $    71,673,959.41           0.68261
f.  Class B Notes                     6.450000    $   68,820,000.00          1.0000        $    68,820,000.00           1.00000
g.  Class C Notes (Quarterly Paying)  6.480000    $   34,410,000.00          1.00000       $    34,410,000.00           1.00000
h.  Total                                N.A.     $  787,335,488.81          0.68647       $   815,675,982.53           0.71118


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $787,335,488.81 and the CCA Balance is $75,358,671.84.


2.  Monthly Principal Amount
    a.  Principal Balance of Notes                                                           $ 815,675,982.53
        (End of Prior Collection Period)
    b.  Contract Pool Principal Balance (End of Collection Period)                           $ 775,700,165.98
    c.  Monthly Principal Amount                                                             $  39,975,816.55
3.  Gross Collections
    a.  Scheduled Payments Received                                                          $  28,241,839.86
    b.  Liquidation Proceeds Allocated to Owner Trust                                        $     545,855.52
    c.  Required Payoff Amounts of Prepaid Contracts                                         $   3,218,958.15
    d.  Required Payoff Amounts of Purchased Contracts                                       $              -
    e.  Proceeds of Clean-up Call                                                            $              -
    f.  Investment Earnings on Collection, Note Distribution and Class C Funding Accounts    $      99,764.81
    g.  Extension Fees Allocated to Owner Trust                                              $       9,108.14
    h.  Total Gross Collections (sum of (a) through (g))                                     $  32,115,526.48
4.  Determination of Available Funds
    a. Total Gross Collections                                                               $  32,115,526.48
    b.  Withdrawal from Cash Collateral Account                                              $   1,258,522.75
    c.  Total Available Funds                                                                $  33,374,049.23
5.  Class A-5 Swap
    a.  Payment Details
        1- Class A-5 Assumed Fixed Rate                                                              6.250000%
        2- Class A-5 Assumed Fixed
        Rate Day Count(30/360)                                                                      0.0833333
        3- Class A-5 Interest Rate (Libor + .125%)                                                   5.533590%
        4- Class A-5 Interest Rate Day Count(Actual/360)                                            0.0888889
        5- Class A-5 Principal Amount                                                        $  71,673,959.41
    b.  Net Payment Calculation
        1- Class A-5 Assumed Fixed Payment                                                   $     373,301.87
        2- Class A-5  Interest Payment                                                       $     352,546.05
        3- Net Class A-5 Swap Payment From/(To) the Trust                                    $      20,755.82

6. Application of Available Funds

             Item                              Amount Remaining                  Available Funds
             ----                              ----------------                  ---------------
a.  Total Available Funds                                                          33,374,049.23
b.  Servicing Fee                                  838,349.72                      32,535,699.51
c.  Interest on Notes:
    i)       Class A-1 Notes                                0                      32,535,699.51
    ii)      Class A-2 Notes                     1,138,474.17                      31,397,225.34
    iii)     Class A-3 Notes                          780,300                      30,616,925.34
    iv)      Class A-4 Notes                     1,347,408.25                      29,269,517.09
    v)       Class A-5 Swap Net Settlement          20,755.82                      29,248,761.27
    vi)      Class A-5 Notes                       352,546.05                      28,896,215.22
    vii)     Class B Notes                         369,907.50                      28,526,307.72
    vii)     Class C Funding Account                  185,814                      28,340,493.72
d.  Principal on Notes:
    i)       Class A-1 Notes                             0.00                      28,340,493.72
    ii)      Class A-2 Notes                    25,489,364.73                       2,851,128.99
    iii)     Class A-3 Notes                             0.00                       2,851,128.99
    iv)      Class A-4 Notes                             0.00                       2,851,128.99
    v)       Class A-5 Notes                     2,851,129.00                               0.00
    vi)      Class B Notes                               0.00                               0.00
    vii)     Class C Funding Account                     0.00                               0.00
e.  Deposit to Cash                                      0.00                               0.00
    Collateral Account
f.  Amount to be applied in
    accordance with CCA
    Loan Agreement                                       0.00                               0.00
g.  Balance, if any, to Equity Certificates              0.00                               0.00


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account



Collection Period                              August-98           September-98          October-98
Beginning Balance                                   0.00            185,814.00            371,628.00
Principal Deposited                                 0.00                  0.00                  0.00
Interest Deposited                            185,814.00            185,814.00            185,814.00
Total Amount Available for Distribution       185,814.00            371,628.00            557,442.00
Amount Distributed                                  0.00                  0.00            557,442.00
Ending Balance                                185,814.00            371,628.00                  0.00



8. Quarterly Application of Available funds in the Class C Funding Account

  Item                                  Amount                   Remaining Available Funds
  ----                                  ------                   -------------------------
a. Total Available Funds                                             557,442.00
b. Interest to Class C Note Holders     557442                             0.00
c. Principal to Class C Note Holders         0                             0.00

                                  Page 6 of 10





III. Information Regarding the Cash Collateral Account

     1. Balance Reconciliation

                                                    November 16, 1998
       Item                                           Payment Date
       ----                                           ------------
a. Available Cash Collateral Amount (Beginning)          76,617,194.59
b. Deposits to Cash Collateral Account (II.5(f))                     0
c. Withdrawals from Cash Collateral Account               1,258,522.75
d. Releases of Cash Collateral Account Surplus                       0
   (Excess, if any of (a) plus (b) minus (c)
   over (f))
e. Available Cash Collateral Amount (End)                75,358,671.84
   (Sum of (a) plus (b) minus (c) minus (d))
f. Requisite Cash Collateral Amount                      83,153,171.00
g. Cash Collateral Account Shortfall (Excess,
   if any, of (f) over (e))                               7,794,499.16

     2. Calculation of Requisite Cash Collateral Amount

a. For Payment Dates from, and including, the
   December 1997 Payment Date to, and including,
   the December 1998 Payment Date
   1) Initial Cash Collateral Amount                     83,153,171.00

b. For Payment Dates from, and including, the
   November 1998 Payment Date until the Final
   Payment Date, the sum of
   1) 8.5% of the Contract Pool Principal Balance                 0.00
   2) The Aggregate Principal Balance of the Notes
   and the Equity Certificate Balance less the
   Contract Pool Principal Balance                                0.00
   3)Total ((1) plus (2))                                         0.00

c. Floor equal to the lesser of
   1) 2% of Cut-Off Date Contract Pool Principal
   Balance ($22,938,806); and                               22,938,806
   2) the Aggregate Principal Balance of the Notes      787,335,488.81

d. Requisite Cash Collateral Amount                      83,153,171.00

     3. Calculation of Cash Collateral Account Withdrawals

a. Interest Shortfalls                                            0.00
b. Principal Deficiency Amount                            1,258,522.75
c. Principal Payable at Stated Maturity Date of
   Class of Notes or Equity Certificates                          0.00
d. Total Cash Collateral Account Withdrawals              1,258,522.75

                                  Page 7 of 10

IV. Information Regarding Distributions on Securities


Distribution                Class A-1           Class A-2        Class A-3          Class A-4
  Amounts                     Notes               Notes            Notes               Notes
  -------                     -----               -----            -----               -----
1. Interest Due              $      -         $1,138,474.17     $780,300.00         $1,347,408.25
2. Interest Paid             $      -         $1,138,474.17     $780,300.00         $1,347,408.25
3. Interest Shortfall
((1) minus (2))              $      -         $      -          $      -            $      -
4. Principal Due             $      -         $25,489,364.73    $      -            $      -
5. Principal Paid            $      -         $25,489,364.73    $      -            $      -
6. Total Distribution Amount $      -         $26,627,838.89    $780,300.00         $1,347,408.25
((2) plus (4))




Distribution                              Class A-5         Class B         Class C
  Amounts                                   Notes            Notes           Notes                 Totals
  -------                                   -----            -----           -----                 ------
1. Interest Due                          $  352,546.05     $369,907.50     $557,442.00      $4,546,077.97
2. Interest Paid                         $  352,546.05     $369,907.50     $557,442.00      $4,546,077.97
3. Interest Shortfall
   ((1) minus (2))                       $      -          $      -        $      -         $      -
4. Principal Due                         $2,851,129.00     $      -        $      -         $28,340,493.73
5. Principal Paid                        $2,851,129.00     $      -        $      -         $28,340,493.73
6. Total Distribution Amount
   ((2) plus (4))                        $3,203,675.05     $369,907.50     $557,442.00      $32,886,571.70


V. Information Regarding Other Pool Characteristics

                                                   As of End of                    As of End of
                                                    October-98                     September-98
        Item                                    Collection Period               Collection Period
        ----                                    -----------------               -----------------
1.  Original Contract Characteristics
    a.  Original Number of Contracts                       75,651                            N.A.
    b.  Cut-Off Date Contract Pool
        Principal Balance                          $1,146,940,285                            N.A.
    c.  Original Weighted Average                            46.6                            N.A.
        Remaining Term (in months)
    d.  Weighted Average Original Term
            (in months)                                      53.7                            N.A.
2.  Current Contract Characteristics
    a. Number of Contracts                                 66,518                          67,574
    b. Average Contract Principal Balance                 $11,662                         $11,910
    c. Weighted Average Remaining Term                       37.4                            38.1


VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



                                                         Since Issue
    Period                                                   CPR
    ------                                                   ---
    0   December-97                                        -0.436%
    1    January-98                                         5.709%
    2   February-98                                         6.693%
    3      March-98                                         6.904%
    4      April-98                                         7.280%
    5        May-98                                         7.462%
    6       June-98                                         6.903%
    7       July-98                                         7.298%
    8     August-98                                         7.115%
    9  September-98                                         7.118%
    10   October-98                                         6.694%
    11  November-98                                         6.643%


VII.    Purchased, Liquidated and Paid Contracts


        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 09, 1998

  This Certificate shall; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                                 Glenn A. Votek
                                 --------------
                                  Glenn A Votek
                     Executive Vice President and Treasurer